UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2011

Indiana Community Bancorp
(Exact name of registrant as specified in its charter)

Indiana	000-18847	35-1807839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Washington Street, Columbus, Indiana	47201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (812) 522-1592

Indiana Community Bancorp
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

     The sole purpose of this Current Report on Form 8-K/A is to correct typographical errors in the first paragraph of page one of Exhibit 99.1 to the Current Report on Form 8-K furnished by Indiana Community Bancorp to the Securities and Exchange Commission on July 26, 2011 (the "Original 8-K"). All other information in the Original 8-K and all information in the Company's earnings press release for the quarter ended June 30, 2011 remains unchanged.

Item 2.02. Results of Operations and Financial Condition.

     On July 26, 2011, Indiana Community Bancorp (the "Registrant") issued a press release reporting its results of operations and financial condition for the second fiscal quarter ended June 30, 2011.

     A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated July 26, 2011

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Indiana Community Bancorp (Registrant)
July 26, 2011 (Date)	/s/ MARK T. GORSKI Mark T. Gorski Executive Vice President and Chief Financial Officer